Exhibit 10.22

THIRD AMENDMENT

TO

OMNIBUS LEASE RESOLUTION AGREEMENT

THIS THIRD AMENDMENT TO OMNIBUS LEASE RESOLUTION AGREEMENT (this “Amendment”) is made as of March 27, 2009, by and among (i) PREMIER GOLF MANAGEMENT, INC., a Delaware corporation (“PGMI”), (ii) JOE R. MUNSCH, an individual (“Munsch”), (iii) those entities set forth on Exhibit A attached to this Amendment (each individually, a “Landlord” and, collectively, the “Landlords”), (iv) CNL INCOME PARTNERS, LP, a Delaware limited partnership (“CNL” and, collectively with the Landlords, the “CNL Parties”), and (v) and EVERGREEN ALLIANCE GOLF LIMITED, L.P., a Delaware limited partnership (“Tenant” and, collectively, with PGMI and Munsch, the “PGMI Parties”) (PGMI, Munsch, each Landlord, CNL and Tenant, individually, a “Party” and, collectively, the “Parties”).

R E C I T A L S

WHEREAS, the Parties entered into that certain Omnibus Lease Resolution Agreement dated as of October 29, 2008, as amended by that certain First Amendment to Omnibus Lease Resolution Agreement dated as of December 30, 2008, and as further amended by that certain Second Amendment to Omnibus Lease Resolution Agreement dated as of February 5, 2009 (collectively, the “Omnibus Agreement); and

WHEREAS, the Parties desire to enter into this Amendment for the purpose of memorializing and confirming their understandings and agreements relative to amendments and modifications to the terms and provisions in the Omnibus Agreement; and

WHEREAS, all defined terms used in this Amendment, as indicated by the initial capitalization thereof, shall, unless otherwise expressly defined herein, have the same meaning ascribed thereto in the Omnibus Agreement or the Leases, as applicable.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Stock Pledge and Escrow Agreement. Sections 6(a), 6(b) and 6(c) of the Omnibus Agreement currently provide that, subject to certain conditions, upon Closing, the PGMI Pledge Agreement shall be terminated and the certificates and stock powers representing the PGMI Stock pledged thereunder shall be released from escrow. With respect to the PGMI Pledge Agreement, the Omnibus Agreement is hereby amended to reflect that (a) on and after Closing, the PGMI Pledge Agreement shall remain in full force and effect until such time as the Release Tests (defined in Section 7 below) are met by Tenant, and (b) at Closing, the PGMI Pledge Agreement shall be amended to reflect the terms of the preceding clause (a) of this Section 1, with such amendment to be in form and substance reasonably acceptable to the CNL Parties.

2. Guaranty Agreements. In addition to the provisions currently set forth in the Omnibus Agreement with respect to the Guaranty Agreements, the Parties agree that, subject to Section 4(v)(d) of Exhibit C to this Amendment, the Guaranty Agreements shall remain in full force and effect from and after Closing unless and until Tenant satisfies the Release Tests.

3. Closing. Section 10 of the Omnibus Agreement currently provides that the Parties will use good faith efforts to Close Option 1, Option 2 or Option 3 on or before December 31, 2008, with an outside Closing Date of October 1, 2009. The Parties hereby agree that (i) they will use their good faith efforts to Close pursuant to the terms and conditions set forth in the Omnibus Agreement, as modified by this Amendment, including, without limitation, execution and delivery of the Amended and Restated Leases, on or before March 31, 2009, and (ii) in the event Closing has not occurred by March 31, 2009 pursuant to the preceding clause (i) of this Section 3 of this Amendment, then Closing shall occur under either Option 1 (subject to the next sentence), Option 2 or Option 3, at the sole discretion of CNL, no later than January 1, 2011, at which time Option 1, Option 2 and Option 3 shall expire. The Parties acknowledge and agree that the PGMI New Operator Deadline has expired and, accordingly, the PGMI Parties’ have no further right to procure a New Operator under the Omnibus Agreement. At any time prior to Closing, in the event that the PGMI Parties present the CNL Parties with a bona-fide third-party willing to invest in PGMI and Tenant, CNL agrees that it will consider such investment in a timely manner; provided, however, that CNL may reject such investment in its sole and absolute discretion. If CNL shall consent to such investment, then the PGMI Pledge Agreement shall be terminated in its entirety upon closing of the transactions in connection with such investment.

4. Employment Agreement of Munsch. On or before Closing, the PGMI Parties shall cause the Employment Agreement attached as an exhibit to the Omnibus Agreement to be amended, pursuant to a First Amendment to Employment Agreement among Munsch, PGMI and Tenant (the “Amendment to Employment Agreement”) to reflect the terms and conditions set forth in Section 7 of that certain Letter of Intent, dated February 6, 2008, between CNL Lifestyle Company, LLC, on behalf of the CNL Parties, and PGMI and Tenant, as more particularly set forth on Exhibit B attached to this Amendment. In addition, on or before Closing, the PGMI Parties shall provide the CNL Parties with written evidence, satisfactory to the CNL Parties in their reasonable discretion, reflecting that all other corporate-level senior executives of PGMI and Tenant are subject to an annual bonus structure substantially similar to the annual bonus structure of Munsch set forth in the Amendment to Employment Agreement. The bonus pool for course-level general managers shall be allocated based upon a similarly structured bonus program.

5. Amended and Restated Leases. All of the Leases shall be amended and restated in their entirety to reflect the provisions set forth on Exhibit C attached to this Amendment, which may include execution and delivery of ancillary agreements setting forth certain of the provisions set forth on said Exhibit C (collectively with any and all such ancillary agreements, the “Amended and Restated Leases”).

6. Ancillary Documents. The Ancillary Documents set forth on an exhibit to the Omnibus Agreement shall be terminated in their entirety.

7. Defined Terms. For purposes hereof, the following terms shall have the following meanings:

“Aggregate Lease Coverage” shall mean Net Operating Income for all of the Properties, less actual contributions by Tenant to the Capex Reserve account(s) under the Amended and Restated Leases, divided by aggregate Minimum Rent under the Amended and Restated Leases.

“Net Operating Income” shall mean the amount by which Total Facility Revenues under the Amended and Restated Leases exceeds Operating Expenses for all of the Properties.

“Release Tests” shall mean Tenant has (a) maintained an average Aggregate Lease Coverage in excess of 1.25 for each year in a period of two (2) consecutive Lease Years, which shall be tested on December 31 of each Lease Year during the Term, with the first (1st) test to occur on December 31, 2010 for the two (2) consecutive Lease Years prior thereto (each, an “Aggregate Lease Coverage Release Test”), (b) maintained a balance of $10,000,000.00 in the Variable Security Deposit Reserve Account (or such lesser required Variable Security Deposit Reserve Account balance amount as may then be applicable as a result of a sale of a Property pursuant to Section 5(ii) of Exhibit C to this Amendment), as measured on the fifteenth (15th) day of each Accounting Period, for a period of two (2) consecutive Lease Years, and (c) paid aggregate Minimum Rent based on a Lease Rate of at least 8.5% for a period of two (2) consecutive Lease Years; provided, however, that, for purposes of determining whether Tenant has satisfied an Aggregate Lease Coverage Release Test, only Properties leased by Tenant for the entire Lease Year prior to the applicable Aggregate Lease Coverage Release Test shall be included in the calculation.

“Variable Security Deposit Reserve Account” shall mean an account to be established and maintained by Tenant pursuant to the Amended and Restated Leases, under which Tenant shall be required to maintain minimum balances therein in accordance with the schedule set forth on Exhibit D attached to this Amendment.

8. Transaction Costs. The CNL Parties shall be responsible for the payment/reimbursement of all reasonable costs and expenses with respect to survey, environmental, due diligence, title premium and related charges, transfer taxes, recording charges, escrow charges, attorneys’ fees and other customary closing costs incurred by the Parties in connection with the transactions set forth in this Agreement and the Amended and Restated Leases (the “Transaction Costs”). All such Transaction Costs shall be allocated among the Properties in a manner mutually agreed-upon by the Landlords and Tenant and shall be added to the Adjusted Lease Basis under, and pursuant to, the Amended and Restated Leases.

9. Ratification. The terms and provisions in the Omnibus Agreement are deemed amended if and to the extent inconsistent with the terms and provisions in this Amendment. Otherwise, the terms and provisions in the Omnibus Agreement are hereby ratified and confirmed by the Parties.

10. Binding Effect. This Amendment shall be binding upon, and inure to the benefit of, the Parties hereto and their respective successors and assigns.

11. No Other Amendment. Except as modified herein, all other terms and conditions of the Omnibus Agreement shall continue in full force and effect.

12. Execution of Amendment. A Party may deliver executed signature pages to this Amendment by facsimile or electronic transmission to the other Party, which facsimile or electronic copy shall be deemed to be an original executed signature page. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the Parties hereto had signed the same signature page.

Signatures appear on following page.

IN WITNESS WHEREOF, each Party has caused this Amendment to be executed and delivered in its name by a duly authorized officer as of the date first set forth above.

PGMI PARTIES

PGMI:	PREMIER GOLF MANAGEMENT, INC.,
a Delaware corporation

/s/ Lynn Marie Mallery
	Name:	Lynn Marie Mallery
	Title:	Vice President

MUNSCH:	/s/ Joe R. Munsch
JOE R. MUNSCH, individual

TENANT:	EVERGREEN ALLIANCE GOLF LIMITED, L.P., a Delaware limited partnership

	By:	PREMIER GOLF EAGL GP, L.L.C., a Delaware limited liability company, General Partner

	By:	/s/ Lynn Marie Mallery
	Name:	Lynn Marie Mallery
	Title:	Vice President

CNL PARTIES

LANDLORDS:	CNL INCOME EAGL SOUTHWEST GOLF, LLC, a Delaware limited liability company

	By:	/s/ Amy Sinelli
	Name:	Amy Sinelli
	Title:	Senior Vice President

CNL INCOME EAGL WEST GOLF, LLC, a Delaware limited liability company

	By:	/s/ Amy Sinelli
	Name:	Amy Sinelli
	Title:	Senior Vice President

CNL INCOME EAGL NORTH GOLF, LLC, a Delaware limited liability company

	By:	/s/ Amy Sinelli
	Name:	Amy Sinelli
	Title:	Senior Vice President

CNL INCOME EAGL MIDWEST GOLF, LLC, a Delaware limited liability company

	By:	/s/ Amy Sinelli
	Name:	Amy Sinelli
	Title:	Senior Vice President

CNL INCOME EAGL MIDEAST GOLF, LLC, a Delaware limited liability company

	By:	/s/ Amy Sinelli
	Name:	Amy Sinelli
	Title:	Senior Vice President

CNL INCOME EAGL LEASEHOLD GOLF, LLC, a Delaware limited liability company

	By:	/s/ Amy Sinelli
	Name:	Amy Sinelli
	Title:	Senior Vice President

CNL INCOME EAGL MEADOWLARK, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME EAGL LAS VEGAS, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME CANYON SPRINGS, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME CINCO RANCH, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME FOSSIL CREEK, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME PLANTATION, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME CLEAR CREEK, LLC,
a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME LAKE PARK, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME MANSFIELD, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME CINCO RANCH, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME MESA DEL SOL, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME LAKERIDGE, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME ROYAL MEADOWS, LLC,
a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME PAINTED HILLS, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME FOX MEADOW, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME WEYMOUTH, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME SIGNATURE OF SOLON, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

GRAPEVINE GOLF CLUB, L.P., a Delaware limited partnership

	By:	GRAPEVINE GOLF, L.L.C.,
a Delaware limited liability company,
General Partner

	By:	/s/ Amy Sinelli
	Name:	Amy Sinelli
	Title:	Senior Vice President

CNL:	CNL INCOME PARTNERS, LP,
a Delaware limited partnership

	By:	CNL INCOME GP CORP.,
a Delaware corporation

	By:	/s/ Amy Sinelli
	Name:	Amy Sinelli
	Title:	Senior Vice President

EXHIBIT A

LANDLORDS

1.	CNL Income Canyon Springs, LLC, a Delaware limited liability company

2.	CNL Income Cinco Ranch, LLC, a Delaware limited liability company

3.	CNL Income Fossil Creek, LLC, a Delaware limited liability company

4.	CNL Income Plantation, LLC, a Delaware limited liability company

5.	CNL Income Clear Creek, LLC, a Delaware limited liability company

6.	CNL Income Lake Park, LLC, a Delaware limited liability company

7.	CNL Income Mansfield, LLC, a Delaware limited liability company

8.	CNL Income Mesa Del Sol, LLC, a Delaware limited liability company

9.	CNL Income Lakeridge, LLC, a Delaware limited liability company

10.	CNL Income Royal Meadows, LLC, a Delaware limited liability company

11.	CNL Income Painted Hills, LLC, a Delaware limited liability company

12.	CNL Income Fox Meadow, LLC, a Delaware limited liability company

13.	CNL Income Weymouth, LLC, a Delaware limited liability company

14.	CNL Income Signature of Solon, LLC, a Delaware limited liability company

15.	Grapevine Golf Club, LP, a Delaware limited partnership

16.	CNL Income EAGL Southwest Golf, LLC, a Delaware limited liability company

17.	CNL Income EAGL West Golf, LLC, a Delaware limited liability company

18.	CNL Income EAGL North Golf, LLC, a Delaware limited liability company

19.	CNL Income EAGL Midwest Golf, LLC, a Delaware limited liability company

20.	CNL Income EAGL Mideast Golf, LLC, a Delaware limited liability company

21.	CNL Income EAGL Leasehold Golf, LLC, a Delaware limited liability company

22.	CNL Income EAGL Meadowlark, LLC, a Delaware limited liability company

23.	CNL Income EAGL Las Vegas, LLC, a Delaware limited liability company

EXHIBIT B

TERMS OF AMENDMENT TO EMPLOYMENT AGREEMENT

EXHIBIT C

AMENDED AND RESTATED LEASES

EXHIBIT C-1

MINIMUM RENT LEASE RATE/ANNUAL CAPEX RESERVE PERCENTAGE SCHEDULES

EXHIBIT D

REQUIRED VARIABLE SECURITY DEPOSIT BALANCE SCHEDULE

EXHIBIT E

REDUCTIONS IN MINIMUM AND MAXIMUM GROSS REVENUE THRESHOLDS AND REDUCTIONS IN REQUIRED VARIABLE SECURITY DEPOSIT RESERVE BALANCE UPON SALE